COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

This Supplement dated January 17, 2013 supplants the Supplement dated November 1, 2012 to the

Prospectus dated April 30, 2012 (the “Prospectus”)

for

Advantage IV Variable Annuity Contracts

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This Supplement amends the Prospectus to reflect certain changes in the Fixed Account guaranteed minimum interest rates, as described below.

In order for a Contract to be issued with the current guaranteed minimum interest rate of at least 2% each year for the first 10 contract years and 3% thereafter, the application for the Contract, any other necessary information necessary to establish a Contract, and the initial purchase payment must be received at our Service Center BEFORE the close of the New York Stock Exchange on December 31, 2012.  If approved in your state, for a Contract issued based on an application, any other necessary information to establish a Contract, and initial purchase payment that we receive at our Service Center AFTER the close of the New York Stock Exchange on December 31, 2012, the Fixed Account guaranteed minimum interest rate will be at least 1%  for the first 10 contract years and 1% thereafter.

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Effective January 1, 2013, APPENDIX B - COMMON WEALTH ANNUITY AND LIFE INSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT is amended by adding the tables set forth below to S. FINANCIAL DISCLOSURE:

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 1% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND  1% THEREAFTER. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$927.08	9	$9,015.37	17	$17,896.50	25	$27,473.71
2	$1,873.43	10	$10,089.31	18	$19,054.44	26	$28,725.12
3	$2,839.15	11	$11,173.38	19	$20,223.36	27	$29,994.47
4	$3,824.32	12	$12,267.69	20	$21,403.38	28	$31,276.51
5	$4,829.04	13	$13,372.35	21	$22,594.59	29	$32,571.38
6	$5,853.41	14	$14,487.46	22	$23,797.12	30	$33,879.19
7	$6,897.52	15	$15,613.11	23	$25,011.07
8	$7,951.48	16	$16,749.42	24	$26,236.56

*          Includes applicable withdrawal charges

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 1% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 1% THEREAFTER. (TERMINATION VALUES ARE BASED ON $5,000 SINGLE PREMIUM.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$4,748.92	9	$5,187.37	17	$5,368.61	25	$5,564.86
2	$4,813.39	10	$5,209.24	18	$5,392.29	26	$5,590.51
3	$4,878.42	11	$5,231.34	19	$5,416.22	27	$5,616.42
4	$4,944.02	12	$5,253.65	20	$5,440.38	28	$5,642.58
5	$5,010.18	13	$5,276.19	21	$5,464.78	29	$5,669.01
6	$5,076.93	14	$5,298.95	22	$5,489.43	30	$5,695.70
7	$5,144.27	15	$5,321.94	23	$5,514.33
8	$5,165.71	16	$5,345.16	24	$5,539.47

*         Includes applicable withdrawal charges

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On page 1 of the Prospectus, the last sentence of the first paragraph is deleted and the following is inserted:

In order for a Contract to be issued, the application for the Contract, any other necessary information necessary to establish a Contract, and the initial purchase payment must be received at our Service Center before any proposed Owner or any proposed Annuitant has attained age 80.

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On pages 3 and 24, the name of the Goldman Sachs International Real Estate Security Fund is changed to the “Goldman Sachs International Real Estate Securities Fund (Class A).”

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If you should have any questions, please call 1-800-457-8803 for assistance.  This Supplement should be retained with your Prospectus for future reference.

CwA Advantage IV